Exhibit 99.2

NABORS INDUSTRIES LTD. October 25, 2022 3Q 2022 Earnings Presentation

NABORS.COM We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements . Such statements, including statements in this document that relate to matters that are not historical facts, are “forward - looking statements” within the meaning of the safe harbor provisions of Section 27 A of the U . S . Securities Act of 1933 and Section 21 E of the U . S . Securities Exchange Act of 1934 . These “forward - looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans . They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations . Factors to consider when evaluating these forward - looking statements include, but are not limited to: • actual and potential political or economic instability, civil disturbance, war or acts of terrorism involving any of the countries in which we do business; • the Covid - 19 pandemic and its impact on oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the impact of long - term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities; 2 Forward Looking Statements • our dependence on our operating subsidiaries and investments to meet our financial obligations; • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • general economic conditions, including inflation and the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities . Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows . The above description of risks and uncertainties is by no means all - inclusive but is designed to highlight what we believe are important factors to consider . For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q, which are available at the SEC's website at www . sec . gov . Non - GAAP Financial Measures This presentation refers to certain “non - GAAP” financial measures, such as adjusted EBITDA, net debt and adjusted free cash flow . The components of these non - GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . Reconciliations of adjusted EBITDA to net income (loss), net debt to total debt, and adjusted margin to operating income (loss), which are their nearest comparable GAAP financial measures, are provided in the Appendix at the end of this presentation .

NABORS.COM 3 9/30/2022 Rig Utilization and Availability RIG FLEET (1)(2) 328 RIGS ON REVENUE (1) 177 UTILIZATION AT 9/30/2022 54% TOTAL U.S. OFFSHORE 12 3 25% 16 4 25% ALASKA INTERNATIONAL 133 75 56% 111 94 85% U.S. LOWER - 48 HIGH SPEC (2) (1) As of September 30, 2022 (2) Excludes non - high spec rigs in the Lower 48 (3) Excludes one operating non - high spec rig (3)

Recent Highlights

Note: For adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow see non-GAAP reconciliations in the Appendix

3Q 2022 adjusted EBITDA of $191M

Strong improvement in all segments

Revenue growth of 10%

Adjusted EBITDA margin [1] of 28%

Improving liquidity and leverage

Reduced net debt by $23M in 3Q'22

Adjusted free cash flow of $35M

Continued improvement in L48 profitability

High utilization driving significant improvement in dayrates

L48 Drilling adjusted daily gross margin increased $2,459 to $11,165[2]

We expect 4Q'22 Drilling adjusted gross margin of $13,400 to $13,600 per day

Drilling Solutions growth and market penetration

3Q'22 adjusted EBITDA of $25.6M, 12.6% growth vs 2Q'22

Adjusted gross margin %[3] reached an all-time high of 52% in 3Q'22

International improving

1st SANAD newbuild commenced early 3Q'22; one legacy reactivation and 2nd newbuild expected in late 4Q'22

Recently agreed to renew 24 rigs in Saudi Arabia, on 4-year terms at current market rates

Our advanced, fit-for-purpose rig started in Papua New Guinea in 3Q'22

ESG Focus

Reducing our own environmental footprint

Capitalizing on adjacent opportunities

Investing strategically in leading-edge companies with clear adjacencies

(1) Adjusted EBITDA margin represents adjusted EBITDA divided by operating revenues
(2) Adjusted daily gross margin represents adjusted gross margin (operating revenue less direct costs), divided by the total number of rig revenue days during the quarter. Rig revenue days represents the number of days the Company's rigs are contracted and performing under a contract during the period.
(3) Adjusted gross margin percent represents adjusted gross margin divided by total revenue

NABORS

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition Five Keys to Excellence 2 3 4 5 1

NABORS.COM 0 10 20 30 40 50 60 70 80 90 100 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2020 2021 2022 L48 Drilling Average Rig Count $0 $50 $100 $150 $200 $250 $300 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2020 2021 2022 L48 Drilling Revenue and Adjusted Gross Margin Operating Revenue Adjusted Gross Margin 6 Improving revenue and margins on growing rig activity 1 Performance Excellence In The Lower - 48 Strong Momentum in Rig Count and Margin

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM 50 55 60 65 70 75 80 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2020 2021 2022 International Drilling Average Rig Count $0 $50 $100 $150 $200 $250 $300 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2020 2021 2022 International Drilling Revenue and Adjusted Gross Margin Operating Revenue Adjusted Gross Margin Increases in rig activity driving margin expansion 8 Strong and Growing International Margins and Rig Counts Resilience Leading to Growth in Our International Segment 2

NABORS.COM 65 70 75 80 85 1QA 2QA 3QA 4QE 1Q 2Q 3Q 4Q 2022 2023E International Average Rig Count Potential Estimated* Growth from SANAD alone 9 Significant Growth Trajectory in Saudi Arabia Resilience Leading to Growth in Our International Segment • 50 rigs over 10 years, awarded 5 rigs to - date • First startup in early July, and second expected in late 4Q • $150M capital expense expected in 2022, funded organically by SANAD • 6 - year initial contracts, payout within 5 years, plus 4 - year renewal at market Newbuild Program Underway • These estimates are based on current market conditions and the projections are based on information received from third parties, which are subject to change. The estimates exclude potential growth from markets outside Saudi Arabia. 2

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM 30% 35% 40% 45% 50% 55% 60% 65% $- $10 $20 $30 $40 $50 $60 $70 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2020 2021 2022 NDS Revenue & Adjusted Gross Margin Revenue Adjusted gross margin Adjusted GM % 11 NDS Capitalizing on Growing Rig Count and Higher Penetration Improving Outlook For Our Technology & Innovation Revenue (1) Up 94% Adjusted GM (1) Up 120% Expanding our high - value / high - margin low - capital technology services “ When looking at our automation options, it was very important for us to select a partner that could provide a lot of options, and to be able to integrate them with the rig. When we looked at the services provided by NDS, we found that it had a very robust combination of services that all interacted with each other. Initial results are looking very promising.” Third - Party Customer, Permian Basin September 2022 3 Gross margin of ~52% in 3Q 2022, an all time high (1) Compared to 4Q 2020

NABORS.COM Customer Adoption Fueling Rapid NDS Footprint Expansion 45 52 58 64 71 83 87 92 0 10 20 30 40 50 60 70 80 90 100 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2020 2021 2022 U.S. RigCLOUD® Services Installs Nabors 3rd Party 0 20 40 60 80 100 120 140 160 180 ROCKit SmartDRILL U.S. Performance Software Installs 2020 4Q 2021 1Q 2021 2Q 2021 3Q 2021 4Q 2022 1Q 2022 2Q 2022 3Q 12 Improving Outlook For Our Technology & Innovation NDS technology consistently adds value on both Nabors and Third - party rigs ® 3 ®

NABORS.COM Case Study: F or a major operator in Colombia Savings of > $103,000 per well D rives performance R educes cost Mitigates variability 13 SmartDRILL ® Significantly Improving Performance - 10 20 30 40 Pre-SmartDRILL SmartDRILL Minutes Average Connection Time - 38% SmartNAV® Automated directional guidance system, improves wellbore placement accuracy SmartSLIDE® Directional steering control system, automates slide drilling to optimize performance SmartDRILL® Full - stand automated drilling activity sequencer, executes driller best practices, and reduces unplanned trips Smart Suite TM Improving Outlook For Our Technology & Innovation 3 ® ®

NABORS.COM 0 500 1000 1500 2000 2500 Q2'17 Q4'17 Q2'18 Q4'18 Q2'19 Q4'19 Q2'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Cumulative Number of Wells Drilled 14 Smart Suite Growth Trajectory Validates Customer Acceptance Improving Outlook For Our Technology & Innovation • 92% Customer Retention Rate* • 2,100 + Wells Drilled • Third - Party Deployment of SmartSLIDE® SmartDRILL ® Automation Commercialization SmartNAV ® & SmartSLIDE ® Solutions Commercialization Third - Party SmartDRILL ® Deployment *The number of active users at 3Q’22 quarter - end continuing use of the service divided by the total number of active users at the beginning of the quarter 3 Third - Party SmartSLIDE ® Deployment

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2018 2019 2020 2021 2022 Billions Net Debt 16 Significant Headway toward Financial Goals Progress on Our Commitment to De - lever 4 ~ $1.7B Net Debt (1) reduction from previous high in 1Q 2018 $1.7B (1) Net Debt: see non - GAAP reconciliations in the Appendix

NABORS.COM Performance excellence in the Lower - 48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de - lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM Expanding the implementation of solutions on third - party rigs Energy Efficiency & Emission Reduction Technologies Geothermal Development Leveraging IP to create products applicable beyond the rigs, including carbon capture technologies Expansion Beyond Oil & Gas Further differentiating Nabors rigs Developing verticals on identified hydrogen, fuel efficiency and energy storage applications Providing expertise in drilling and engineering services & solutions Adding to the long - term power solution – creating Geothermal 2.0 18 Moving Forward on the Energy Transition Leading in Sustainability and the Energy Transition 5

NABORS.COM 19 Leading in Sustainability and the Energy Transition • Advanced control system optimizes the efficiency of fuel consumption • Deploying energy storage systems on multiple rigs • Introducing innovative fuel enhancer to reduce fuel consumption and GHG emissions • Achieved approximately a 10% reduction in carbon emissions intensity in the Lower 48 in 2021 Operating rigs with the environment as a stakeholder Investing in carbon capture, emissions monitoring/reduction, energy storage, power management technologies and geothermal energy Dedicated to improving the environmental footprint of OFS 5 Growing Commitment to Operational and Environmental Stewardship PowerTAP Ρ highline power transformer module

NABORS.COM Geothermal Market Technology Advancements Ubiquitous Ability to create heat reservoirs by drilling into deep rock formations Technological advancements are enabling wide - scale commercial geothermal development Innovative Drilling Technologies Reducing cost per energy - unit produced by using and combining new technologies Baseload Reliable and available 24/7 Renewable Subsurface heat replenished naturally Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years 20 Leading in Sustainability and the Energy Transition 5

NABORS.COM Appendix 21

Reconciliation of Non-GAAP Financial Measures to Net Income (Loss)

Adjusted EBITDA represents net income (loss) before income (loss) from discontinued operations, net of tax, income taxes, investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company's ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company's performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below.

	Three Months Ended		
(In Thousands)	September 30, 2021	June 30, 2022	September 30, 2022
Net income (loss)	($115,722)	($69,935)	($4,461)
(Income) loss from discontinued operations, net of tax	20	0	0
Income (loss) from continuing operations, net of tax	($115,702)	($69,935)	($4,461)
Income tax expense (benefit)	2,784	9,353	12,352
Income (loss) from continuing operations before income taxes	($112,918)	($60,582)	$7,891
Investment (income) loss	(200)	(822)	(4,813)
Interest Expense	42,217	42,899	43,841
Other, net	22,758	14,528	(25,954)
Adjusted Operating Income (loss)	(48,143)	(3,977)	20,965
Depreciation and Amortization	173,375	162,015	169,857
Adjusted EBITDA	$125,232	$158,038	$190,822

NABORS

NABORS.COM 22

NABORS.COM Three Months Ended September 30, June 30, September 30, 2021 2022 2022 Lower 48 - U.S. - Drilling Adjusted operating income (30,783)$ (937)$ 25,551$ Plus: General and administrative costs 4,606 4,740 4,798 Plus: Research and engineering 1,296 1,611 1,652 GAAP Gross Margin (24,881) 5,414 32,001 Plus: Depreciation and amortization 68,603 65,312 62,583 Adjusted gross margin 43,722$ 70,726$ 94,584$ Other - U.S. - Drilling Adjusted operating income 11,083$ 9,225$ 12,225$ Plus: General and administrative costs 531 307 343 Plus: Research and engineering 120 139 157 GAAP Gross Margin 11,734 9,671 12,725 Plus: Depreciation and amortization 13,229 13,771 14,127 Adjusted gross margin 24,963$ 23,442$ 26,852$ U.S. - Drilling Adjusted operating income (19,700)$ 8,288$ 37,776$ Plus: General and administrative costs 5,137 5,047 5,141 Plus: Research and engineering 1,416 1,750 1,809 GAAP Gross Margin (13,147) 15,085 44,726 Plus: Depreciation and amortization 81,832 79,083 76,710 Adjusted gross margin 68,685$ 94,168$ 121,436$ (In Thousands) 23 Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income Adjusted gross margin by segment represents Adjusted operating income (loss) plus General and administrative costs, Research an d engineering costs and Depreciation and amortization.

NABORS.COM 24 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents and short - term investments from total debt. This non - GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the perf orm ance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures th e C ompany’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this ind ust ry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table be low . September 30, June 30, September 30, 2021 2022 2022 Long-Term Debt $3,075,520 $2,601,510 $2,585,517 Cash & Short-term Investments $771,884 $417,978 $425,070 Net Debt $2,303,636 $2,183,532 $2,160,447 (In Thousands)

Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment

Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization.

(In Thousands)	Three Months Ended September 30, 2022						
	U.S. Drilling	Canada Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ 37,776	$ (9)	$ (907)	$ 20,099	$ 3,412	$ (39,406)	$ 20,965
Depreciation and amortization	76,710	-	86,829	5,513	1,406	(601)	169,857
Adjusted EBITDA	$ 114,486	$ (9)	$ 85,922	$ 25,612	$ 4,818	$ (40,007)	$ 190,822

(In Thousands)	Three Months Ended September 30, 2021						
	U.S. Drilling	Canada Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ (19,700)	$ 1,371	$ (7,297)	$ 8,607	$ 1,926	$ (33,050)	$ (48,143)
Depreciation and amortization	81,832	236	83,508	7,013	1,079	(293)	173,375
Adjusted EBITDA	$ 62,132	$ 1,607	$ 76,211	$ 15,620	$ 3,005	$ (33,343)	$ 125,232

(In Thousands)	Three Months Ended June 30, 2022						
	U.S. Drilling	Canada Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ 8,288	$ (15)	$ 4,605	$ 18,260	$ 2,127	$ (37,242)	$ (3,977)
Depreciation and amortization	79,083	-	77,841	4,491	1,237	(637)	162,015
Adjusted EBITDA	$ 87,371	$ (15)	$ 82,446	$ 22,751	$ 3,364	$ (37,879)	$ 158,038

NABORS

NABORS.COM

25

NABORS.COM 26 Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of pro ceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management a s a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders th rough dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow i s a non - GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP. Three Months Ended September 2022 Net cash provided by operating activities $138,950 Add: Capital expenditures, net of proceeds from sales of assets ($103,591) Adjusted free cash flow $35,359 (In Thousands)

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067 - 4525 @naborsglobal Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com